Exhibit 99.1

                                                      Citizens Communications
                                                      3 High Ridge Park
                                                      Stamford, CT 06905
                                                      203.614.5600
                                                      Web site: www.czn.net

FOR IMMEDIATE RELEASE


Contact:
Brigid Smith
203-614-5042
bsmith@czn.com


             Citizens Communications Declares Third-Quarter Dividend

Stamford, Conn., July 27, 2007 - Citizens Communications Company (NYSE:CZN) announced today that its Board of Directors has declared a regular quarterly cash dividend payment of $0.25 per share of common stock, payable on September 28, 2007 to holders of record of common stock at the close of business on September 9, 2007.

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